EXHIBIT 10.19.2

September 20, 2023

To the Banks party to the Credit Agreement referred to below
c/o Bank of America, N.A., as Administrative Agent for such Banks
1100 Avenue of the Americas, NY1-540-07-10
New York, New York 10036

Attention: Agency Management Group
Re: Second Extension Amendment of Credit Agreement

Ladies and Gentlemen:

Reference is made to that certain Five-Year Credit Agreement dated as of October 18, 2021 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Target Corporation (the “Borrower”), the Banks (as defined therein) party thereto from time to time and Bank of America, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

Pursuant to Section 2.17 of the Credit Agreement, the Borrower hereby requests that the Termination Date of the Commitments be extended from October 18, 2027 to October 18, 2028. It is the intent of the Borrower that this request for extension shall constitute notice of a request for extension pursuant to Section 2.17(a) of the Credit Agreement, and that the date first above written shall constitute the Notice Date.

The Credit Agreement and the Notes are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this extension amendment (the “Extension Amendment”) shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
If you agree to the terms and provisions of this Extension Amendment, please evidence such agreement and indicate your response to the request for extension of the Termination Date by executing and returning three original counterparts of this Extension Amendment to Rebecca Chaffin, Esq., McGuireWoods, LLP, 201 North Tryon Street, Suite 3000, Charlotte, North Carolina 28202 by October 4, 2023. This Extension Amendment shall be effective upon satisfaction of the requirements of Section 2.17 of the Credit Agreement, but in no event prior to October 18, 2023.
This Extension Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Extension Amendment by telecopy or .pdf shall be effective as delivery of a manually executed counterpart of this Extension Amendment.

This Extension Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

TARGET CORPORATION

By: /s/ Pam Tomczik
Name:    Pam Tomczik
Title:    Senior Vice President and Treasurer

TARGET CORPORATION
Second Extension Amendment
Signature Page

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A., as
Administrative Agent
By: /s/ Steven Gazzillo
Name:    Steven Gazzillo
Title: Vice President

TARGET CORPORATION
Second Extension Amendment
Signature Page

BANKS:
BANK OF AMERICA, N.A.

By: /s/ J. Casey Cosgrove
Name:    J. Casey Cosgrove
Title:    Managing Director

TARGET CORPORATION
Second Extension Amendment
Signature Page

CITIBANK, N.A.
By: /s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

TARGET CORPORATION
Second Extension Amendment
Signature Page

JPMORGAN CHASE BANK, N.A.
By: /s/ James Kyle O’Donnell
Name:    James Kyle O’Donnell
Title: Vice President

TARGET CORPORATION
Second Extension Amendment
Signature Page

U.S. BANK NATIONAL ASSOCIATION
By: /s/ Mark D. Rodgers
Name:    Mark D. Rodgers
Title:    Senior Vice President

TARGET CORPORATION
Second Extension Amendment
Signature Page

WELLS FARGO BANK,
NATIONAL ASSOCIATION

By: /s/ Walker Higgins
Name:    Walker Higgins
Title:    Director

TARGET CORPORATION
Second Extension Amendment
Signature Page

BARCLAYS BANK PLC

By: /s/ Ritam Bhalla
Name:    Ritam Bhalla
Title:    Director

TARGET CORPORATION
Second Extension Amendment
Signature Page

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Marko Lukin
Name:    Marko Lukin
Title:    Vice President

By: /s/ Alison Lugo
Name:    Alison Lugo
Title:    Vice President

TARGET CORPORATION
Second Extension Amendment
Signature Page

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By: /s/ Jessica Remacle
Name:    Jessica Remacle
Title:    Vice President

TARGET CORPORATION
Second Extension Amendment
Signature Page

GOLDMAN SACHS BANK USA

By: /s/ Ananda DeRoche
Name:    Ananda DeRoche
Title:    Authorized Signatory

TARGET CORPORATION
Second Extension Amendment
Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION

By: /s/ Andrew Wulff
Name:    Andrew Wulff
Title:    Senior Vice President

TARGET CORPORATION
Second Extension Amendment
Signature Page

MIZUHO BANK, LTD.

By: /s/ Tracy Rahn
Name:    Tracy Rahn
Title:    Executive Director

TARGET CORPORATION
Second Extension Amendment
Signature Page

ROYAL BANK OF CANADA

By: /s/ Julia Ivanova
Name:    Julia Ivanova
Title:    Authorized Signatory

TARGET CORPORATION
Second Extension Amendment
Signature Page

SUMITOMO MITSUI BANKING CORPORATION

By: /s/ Rosa Pritsch
Name:    Rosa Pritsch
Title:    Director

TARGET CORPORATION
Second Extension Amendment
Signature Page

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By: /s/ David Perlman
Name:    David Perlman
Title:    Authorized Signatory

TARGET CORPORATION
Second Extension Amendment
Signature Page

STATE STREET BANK AND TRUST COMPANY

By: /s/ Crystal Bremberger
Name:    Crystal Bremberger
Title:    Vice President

TARGET CORPORATION
Second Extension Amendment
Signature Page

FIRST HAWAIIAN BANK

By: /s/ Stephen Agnew-Miller
Name:    Stephen Agnew-Miller
Title:    Vice President

TARGET CORPORATION
Second Extension Amendment
Signature Page